Exhibit 99.2
Q4 & FY 2023 Financial Results Conference Call Copyright © 2024 Veeco Instruments Inc. All Rights Reserved. 1 Veeco Instruments Q4 & FY 2023 Financial Results Conference Call February 14th, 2024

Q4 & FY 2023 Financial Results Conference Call Copyright © 2024 Veeco Instruments Inc. All Rights Reserved. 2 Safe Harbor This presentation contains “forward-looking statements”, within the meaning of the safe harbor provisions of the U.S. Private Securities Litigation Reform Act of 1995, as amended, that are based on management’s expectations, estimates, projections and assumptions. Words such as “expects,” “anticipates,” “plans,” “believes,” “scheduled,” “estimates” and variations of these words and similar expressions are intended to identify forward-looking statements. Forward-looking statements include, but are not limited to, those regarding anticipated growth and trends in our businesses and markets, industry outlooks and demand drivers, our investment and growth strategies, our development of new products and technologies, our business outlook for current and future periods, our ongoing transformation initiative and the effects thereof on our operations and financial results; and other statements that are not historical facts. These statements and their underlying assumptions are subject to risks and uncertainties and are not guarantees of future performance. Factors that could cause actual results to differ materially from those expressed or implied by such statements include, without limitation: global trade issues, including the ongoing trade disputes between the U.S. and China, and changes in trade and export license policies; the level of demand for our products; global economic and industry conditions; global conflicts; our dependency on third-party suppliers and outsourcing partners; the timing of customer orders; our ability to develop, deliver and support new products and technologies; our ability to expand our current markets, increase market share and develop new markets; the concentrated nature of our customer base; cybersecurity attacks and our ability to safeguard sensitive information and protect our intellectual property rights in key technologies; the effects of regional or global health epidemics; our ability to achieve the objectives of operational and strategic initiatives and attract, motivate and retain key employees; the variability of results among products and end-markets, and our ability to accurately forecast future results, market conditions, and customer requirements; the impact of our indebtedness, including our convertible senior notes and our capped call transactions; and other risks and uncertainties described in our SEC filings on Forms 10-K, 10-Q and 8-K, and from time-to-time in our other SEC reports. All forward-looking statements speak only to management’s expectations, estimates, projections and assumptions as of the date of this presentation. The Company does not undertake any obligation to update or publicly revise any forward-looking statements to reflect events, circumstances or changes in expectations after the date of this presentation.

Q4 & FY 2023 Financial Results Conference Call Copyright © 2024 Veeco Instruments Inc. All Rights Reserved. 3 Bill Miller, Ph.D. CEO Overview and Business Update

Q4 & FY 2023 Financial Results Conference Call Copyright © 2024 Veeco Instruments Inc. All Rights Reserved. 4 2023 – Executing Our Strategy Several Key Milestones Reached ✓ Launched NSA and IBD300 products ✓ SiC CVD technology advances toward tool demonstration Semiconductor Business Outperforms WFE ✓ Record Semiconductor revenue ✓ Shipped LSA systems to 1st DRAM customer despite industry wide CAPEX reductions ✓ Shipped LSA systems for HVM to 3rd leading logic customer Improved Profitability ✓ Gross margin expansion ✓ Growth in Non-GAAP operating income and EPS Strategic Investments Enable SAM Expansion ✓ Evaluation program is a top priority for 2024 A reconciliation of GAAP to Non-GAAP financial measures can be found in the backup section of this presentation. WFE – Wafer Fab Equipment HVM – High Volume Manufacturing NSA – Nanosecond Annealing LSA – Laser Spike Annealing SiC – Silicon Carbide CVD – Chemical Vapor Deposition IBD – Ion Beam Deposition SAM – Served Available Market

Q4 & FY 2023 Financial Results Conference Call Copyright © 2024 Veeco Instruments Inc. All Rights Reserved. 5 FY 2023 Financial Highlights $666M $110M $1.69 Revenue Non-GAAP Operating Income Diluted Non-GAAP EPS • Top and bottom-line growth with results near or above high-end of guidance • Record Semiconductor Revenue • 12% YoY growth in Semiconductor market • Margin improvement drives bottom line growth • Operating Income increases 10% YoY • Non-GAAP EPS increases 8% YoY Record Semiconductor Revenue drives top and bottom-line growth A reconciliation of GAAP to Non-GAAP financial measures can be found in the backup section of this presentation.

Q4 & FY 2023 Financial Results Conference Call Copyright © 2024 Veeco Instruments Inc. All Rights Reserved. 6 Q4 Financial Highlights $174M $32M 0.51¢ Revenue Non-GAAP Operating Income Diluted Non-GAAP EPS • Strong top and bottom-line results • Sequential gross margin improvement • Continued strength in Semiconductor market • 17% sequential growth, led by Laser Annealing systems Strong results led by strength in Semiconductor Market

Market Update

Semiconductor strength driven by LSA share gains. Mask blank business aligned with EUV industry's roadmap. Expect LSA, NSA, and IBD300 to enable SAM expansion.

Compound Semiconductor opportunity driven by Power Electronics and Photonics markets. Expecting several evaluation shipments in 2024.

Data Storage well-positioned to capitalize on long-term growth in cloud data from applications such as generative AI.

Core Technologies

Laser Annealing | Ion Beam | Wet Processing | Lithography

Epitaxy | Wet Processing

Ion Beam

NSA – Nanosecond Annealing
LSA – Laser Spike Annealing

IBD – Ion Beam Deposition
SAM – Served Available Market

7 Q4 & FY 2023 Financial Results Conference Call
Copyright © 2024 Veeco Instruments Inc. All Rights Reserved.

Veeco Growth Technologies for Artificial Intelligence



AI

GPU

Current PTOR

- Laser-Spike Annealing (LSA)
- IBD for EUV mask blanks

Additional Future Opportunities

- Nanosecond Annealing (NSA)
- IBD300 for low resistivity metals

High-Bandwidth Memory (HBM) DRAM

Current PTOR

- Laser-Spike Annealing (LSA)

Additional Future Opportunities

- Nanosecond Annealing (NSA)
- IBD300 for low resistivity metals



TSV
Microbump
HBM DRAM Die
HBM DRAM Die
HBM DRAM Die
HBM DRAM Die
GPU Die
Logic Die
Interposer
Package Substrate

Illustration of typical AI chip

PTOR – Production Tool of Record
TSV – Through Silicon Via
GPU – Graphics Processing Unit
EUV – Extreme Ultraviolet
IBD – Ion Beam Deposition

8

Q4 & FY 2023 Financial Results Conference Call

Copyright © 2024 Veeco Instruments Inc. All Rights Reserved.

Nanosecond Annealing Opportunity



Temperature (°C)
2000
1000
100
NSA
(nanosecond)
Future
Traditional
Lamp Based
(sub second)
LSA
(sub millisecond)
Time

Illustration of Wafer Cross Section



Heating Depth
Very shallow
Heats full wafer
NSA
10nm-100nm
LSA
~100 µm
Traditional
Lamp based
Full wafer

- Solidifies Veeco's laser annealing leadership & helps drive the Semi industry roadmap
- Shipped two NSA500™ evaluations to two leading logic customers in Q4 2023
- Opportunity to expand SAM in Logic and Memory
  - **Low thermal budget** steps including Backside Power Delivery and Contact Anneal for advanced nodes and 3D devices
  - **Material Modification** steps including void removal, recrystallization and grain growth
- Potential for initial HVM orders in 2025

NSA to expand laser annealing to broad range of advanced node applications

SAM – Served Available Market
HVM – High Volume Manufacturing
NSA – Nanosecond Annealing
LSA – Laser Spike Annealing

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Q4 & FY 2023 Financial Results Conference Call
Copyright © 2024 Veeco Instruments Inc. All Rights Reserved.

IBD300– 300mm Front End Semi Opportunity

Illustration of grain size and distribution

TODAY

Traditional PVD



Non-uniform, randomly oriented grains of small size = higher resistivity

FUTURE

IBD



Uniformly oriented large grains = lowest resistivity

- Industry leader in Ion Beam Technology
- Lower resistance metals essential for improved device performance & customer scaling
- IBD displays lower resistivity vs traditional PVD based on Tier 1 customer data
- Shipped two IBD300 evaluations to two leading memory customers in Q4 2023
- Potential for initial HVM orders in 2025

Capitalizing on decades of experience and core IBD technology in Semiconductor market

10 Q4 & FY 2023 Financial Results Conference Call
Copyright © 2024 Veeco Instruments Inc. All Rights Reserved.

IBD – Ion Beam Deposition
PVD – Physical Vapor Deposition

Q4 & FY 2023 Financial Results Conference Call Copyright © 2024 Veeco Instruments Inc. All Rights Reserved. 11 John Kiernan CFO Financial Review

Q4 & FY 2023 Financial Results Conference Call Copyright © 2024 Veeco Instruments Inc. All Rights Reserved. 12 FY 2023 Revenue by Market & Region 13% 13% 12% 62% Revenue by Market Revenue by Region Scientific & Other Semiconductor Compound Semiconductor Data Storage 31% 24% 12% 33% EMEA United States Rest of APAC China $666M Revenue Trend ($M) FY 21 FY 22 FY 23 Semiconductor 247 369 413 Compound Semi 107 121 87 Data Storage 169 88 88 Scientific & Other 60 68 78 Total 583 646 666 Amounts may not calculate precisely due to rounding. ROW is negligible

Q4 & FY 2023 Financial Results Conference Call Copyright © 2024 Veeco Instruments Inc. All Rights Reserved. 13 FY Operating Results In millions (except per share amounts) GAAP Non-GAAP FY 22 FY 23 FY 22 FY 23 Revenue $646.1 $666.4 $646.1 $666.4 Gross Profit 263.1 285.1 271.0 290.2 Gross Margin 40.7% 42.8% 41.9% 43.5% Operating Expenses 202.9 215.1 171.2 180.6 Operating Income 60.3 69.9 99.8 109.6 Net Income (loss) $166.9 $(30.4)* $89.6 $98.3 Diluted Earnings Per Share $2.71 $(0.56)* $1.57 $1.69 Diluted Shares 65.6 53.8 63.4 60.8 * Net loss of $30.4 million or $0.56 per share was principally from a $97 million loss on extinguishment from refinancing a portion of our Convertible Notes. Amounts may not calculate precisely due to rounding. A reconciliation of GAAP to Non-GAAP financial measures can be found in the backup section of this presentation.

Q4 & FY 2023 Financial Results Conference Call Copyright © 2024 Veeco Instruments Inc. All Rights Reserved. 14 Q4 Revenue by Market & Region 66% 11% 13% 10% Revenue by Market Revenue by Region Scientific & Other Semiconductor Compound Semiconductor Data Storage 34% 22% 6% 38% EMEA APAC China United States $174M Revenue Trend ($M) Q4 22 Q3 23 Q4 23 Semiconductor 94 98 115 Compound Semi 25 26 16 Data Storage 17 34 19 Scientific & Other 18 20 23 Total 154 177 174 Amounts may not calculate precisely due to rounding. ROW is negligible

Q4 & FY 2023 Financial Results Conference Call Copyright © 2024 Veeco Instruments Inc. All Rights Reserved. 15 Q4 Operating Results In millions (except per share amounts) GAAP Non-GAAP Q3 23 Q4 23 Q3 23 Q4 23 Revenue $177.4 $173.9 $177.4 $173.9 Gross Profit 76.9 78.7 78.4 79.0 Gross Margin 43.3% 45.2% 44.2% 45.4% Operating Expenses 54.6 54.5 45.7 46.9 Operating Income 22.3 24.2 32.7 32.1 Net Income $24.6 $21.6 $31.0 $29.8 Diluted Earnings Per Share $0.42 $0.37 $0.53 $0.51 Diluted Shares 59.6 59.8 59.2 59.4 Amounts may not calculate precisely due to rounding. A reconciliation of GAAP to Non-GAAP financial measures can be found in the backup section of this presentation.

Q4 & FY 2023 Financial Results Conference Call Copyright © 2024 Veeco Instruments Inc. All Rights Reserved. 16 Balance Sheet and Cash Flow Highlights $ millions Q4 22 Q3 23 Q4 23 Cash & Short-Term Investments 303 287 306 Accounts Receivable 124 122 103 Inventories 207 252 238 Accounts Payable 52 63 42 Long-Term Debt Including Current Portion 275 275 275 Cash Flow from Operations 33 7 29 DSO (days) 73 62 53 DIO (days) 196 222 231 DPO (days) 52 57 41 Capital Expenditures 3 6 11 Amounts may not calculate precisely due to rounding. A reconciliation of GAAP to Non-GAAP financial measures can be found in the backup section of this presentation.

Q4 & FY 2023 Financial Results Conference Call Copyright © 2024 Veeco Instruments Inc. All Rights Reserved. 17 2024 Guidance A reconciliation of GAAP to Non-GAAP financial measures can be found in the backup section of this presentation. GAAP Non-GAAP Revenue $160M - $180M $160M - $180M Gross Margin 42% - 43% 43% - 44% Operating Expenses $53M - $56M $46M - $48M Net Income / (Loss) $13M - $20M $21M - $27M Diluted Earnings / (Loss) Per Share $0.22 - $0.33 $0.36 - $0.46 Non-GAAP Revenue $680M - $740M Non-GAAP Diluted EPS $1.60 - $1.90 Q1 2024 FY 2024

Q4 & FY 2023 Financial Results Conference Call Copyright © 2024 Veeco Instruments Inc. All Rights Reserved. 18 Closing Remarks

Q4 & FY 2023 Financial Results Conference Call Copyright © 2024 Veeco Instruments Inc. All Rights Reserved. 19 Backup and Financial Tables

Q4 & FY 2023 Financial Results Conference Call Copyright © 2024 Veeco Instruments Inc. All Rights Reserved. 20 Historical Revenue by End-Market $M 2020 2021 2022 2023 FY Q1 Q2 Q3 Q4 FY Q1 Q2 Q3 Q4 FY Q1 Q2 Q3 Q4 FY Semiconductor 165.9 51.6 53.7 76.3 65.4 247.1 77.6 97.5 100.4 93.8 369.4 93.1 106.3 98.2 115.2 412.7 Compound Semi 107.9 24.8 24.2 23.3 34.7 107.0 37.1 31.1 28.1 24.9 121.2 21.2 24.1 25.7 16.3 87.3 Data Storage 123.3 41.0 52.0 39.3 36.5 168.8 21.6 21.5 27.7 16.7 87.5 21.5 13.9 34.0 19.1 88.5 Scientific & Other 57.0 16.4 16.4 11.4 16.3 60.5 20.1 13.8 15.7 18.4 68.0 17.7 17.4 19.6 23.4 78.0 Total 454.2 133.7 146.3 150.2 153.0 583.3 156.4 164.0 171.9 153.8 646.1 153.5 161.6 177.4 173.9 666.4 Amounts may not calculate precisely due to rounding.

Q4 & FY 2023 Financial Results Conference Call Copyright © 2024 Veeco Instruments Inc. All Rights Reserved. 21 Convertible Notes – Outstanding * Conversion price for 2027 Convertible Notes includes the effect of the Capped Call transaction **Weighted average Convertible Notes Principal Amount Carrying Value Coupon Annual Cash Interest Annual Non-Cash Interest Initial Conversion Price Convertible Notes Due Jan 2025 $27M $26M 3.5% $0.9M $0.1M $24.00 Convertible Notes Due June 2027 25M 25M 3.75% 0.9M 0.1M 18.46* Convertible Notes Due June 2029 230M 224M 2.875% 6.6M 1.1M 29.22 Total Convertible Notes $282M $275M 3.0%** $8.4M $1.3M $27.77** As of December 31, 2023 Amounts may not calculate precisely due to rounding.

Effect of Convertible Notes on Diluted EPS (Effective Q4 2023)

2025 and 2027 Convertible Notes

Quarterly

GAAP			Non-GAAP*		
EPS threshold before effect of Notes	Reduction to interest expense for EPS calculation (in thousands)	Incremental Dilutive Shares** (in thousands)	EPS threshold before effect of Notes	Reduction to interest expense for EPS calculation (in thousands)	Incremental Dilutive Shares** (in thousands)
≥ $0.14 < $0.23	$257	1,788	≥ $0.17 < $0.21	$234	1,354
≥ $0.23	$513	2,893	≥ $0.21	$466	2,458

Annual

GAAP			Non-GAAP*		
EPS threshold before effect of Notes	Reduction to interest expense for EPS calculation (in thousands)	Incremental Dilutive Shares** (in thousands)	EPS threshold before effect of Notes	Reduction to interest expense for EPS calculation (in thousands)	Incremental Dilutive Shares** (in thousands)
≥ $0.57 < $0.93	$1,028	1,788	≥ $0.69 < $0.84	$938	1,354
≥ $0.93	$2,054	2,893	≥ $0.84	$1,865	2,458

2029 Convertible Notes (GAAP and Non-GAAP)**

Average Stock Price per Common Share	Incremental Dilutive Shares (in thousands)
$29.00	-
$30.00	205
$31.00	452
$32.00	684
$33.00	902
$34.00	1,106
$35.00	1,300
$36.00	1,482
$37.00	1,655
$38.00	1,818
$39.00	1,974
$40.00	2,121
$41.00	2,261
$42.00	2,395
$43.00	2,522
$44.00	2,644
$45.00	2,760

Based upon current 2025 and 2027 Convertible Notes outstanding. The above calculations are intended to be estimates only, and reflect the use of the if-converted method for diluted EPS purposes. The EPS thresholds mentioned above represent various ranges at which some of our Convertible Notes may become dilutive. No shares are added for dilution purposes if the addition of such shares (and reduced interest expense) would be anti-dilutive.

* The non-GAAP incremental dilutive shares includes the impact of the Company's capped call transactions issued concurrently with our 2027 Convertible Notes, and assumes an average per share stock price above $18.46.

** The Company is required to settle the principal amount of the 2029 Convertible Notes in cash, and has the option to settle the excess above principal in any combination of cash or shares. As such, only "in-the-money" shares above the implied conversion price of $29.22 are added to the diluted share count, and there is no interest expense add-back to the numerator for purposes of calculating diluted EPS.

Amounts may not calculate precisely due to rounding.

22 Q4 & FY 2023 Financial Results Conference Call
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Q4 & FY 2023 Financial Results Conference Call Copyright © 2024 Veeco Instruments Inc. All Rights Reserved. 23 Note on Reconciliation Tables These tables include financial measures adjusted for the impact of certain items; these financial measures are therefore not calculated in accordance with U.S. generally accepted accounting principles (“GAAP”). These Non-GAAP financial measures exclude items such as: share-based compensation expense; charges relating to restructuring initiatives; non-cash asset impairments; certain other non-operating gains and losses; and acquisition-related items such as transaction costs, non-cash amortization of acquired intangible assets, incremental transaction-related compensation, and certain integration costs. These Non-GAAP financial measures may be different from Non-GAAP financial measures used by other companies. Non-GAAP financial measures should not be considered a substitute for, or superior to, measures of financial performance prepared in accordance with GAAP. By excluding these items, Non-GAAP financial measures are intended to facilitate meaningful comparisons to historical operating results, competitors' operating results, and estimates made by securities analysts. Management is evaluated on key performance metrics including Non-GAAP Operating Income, which is used to determine management incentive compensation as well as to forecast future periods. These Non-GAAP financial measures may be useful to investors in allowing for greater transparency of supplemental information used by management in its financial and operational decision-making. In addition, similar Non-GAAP financial measures have historically been reported to investors; the inclusion of comparable numbers provides consistency in financial reporting. Investors are encouraged to review the reconciliation of the Non-GAAP financial measures used in this news release to their most directly comparable GAAP financial measures.

Supplemental Information—GAAP to Non-GAAP Reconciliation

$ millions	Q3 23	Q4 23	2023	2022
Net sales	$177.4	$173.9	$666.4	$646.1
GAAP gross profit	76.9	78.7	285.1	263.1
GAAP gross margin	43.3%	45.2%	42.8%	40.7%
Add: Share-based comp	1.5	0.3	4.9	4.6
Add: Other	-	-	0.2	3.3
Non-GAAP gross profit	$78.4	$79.0	$290.2	$271.0
Non-GAAP gross margin	44.2%	45.4%	43.5%	41.9%

In millions	Q3 23	Q4 23	2023	2022
GAAP Net income (loss)	$24.6	$21.6	($30.4)	$166.9
Add: Share-based comp	7.4	6.2	28.6	23.0
Add: Amortization	2.1	2.1	8.5	10.0
Add: Transition expenses related to San Jose expansion project	-	-	0.8	6.2
Add: Changes in contingent consideration	0.8	(0.5)	0.7	-
Add: Acquisition related	0.1	0.1	1.1	-
Add: Depreciation of PP&E fair value step-up for purchase accounting	-	-	-	0.3
Add: Interest expense (income)	(0.3)	-	1.2	9.3
Add: Other (income) expense, net	-	-	97.1	-
Add: Tax expense (benefit)	(2.1)	2.5	2.0	(116.0)
Non-GAAP operating income	$32.7	$32.1	$109.6	$99.8

$ millions, except per share amounts	Q3 23	Q4 23	2023	2022
GAAP Basic weighted average shares	55.4	55.5	53.8	49.9
GAAP Diluted weighted average shares	59.6	59.8	53.8	65.6
GAAP Basic EPS	$0.44	$0.39	($0.56)	$3.35
GAAP Diluted EPS	$0.42	$0.37	($0.56)	$2.71
GAAP Net income (loss)	$24.6	$21.6	($30.4)	$166.9
Add: Share-based comp	7.4	6.2	28.6	23.0
Add: Amortization	2.1	2.1	8.5	10.0
Add: Transition expenses related to San Jose expansion project	-	-	0.8	6.2
Add: Changes in contingent consideration	0.8	(0.5)	0.7	-
Add: Acquisition related	0.1	0.1	1.1	-
Add: Depreciation of PP&E fair value step-up for purchase accounting	-	-	-	0.3
Add: Non-cash interest expense	0.3	0.3	1.1	0.9
Add: Other (income) expense, net	-	-	97.1	-
Add: Release of valuation allowance on DTA	-	-	-	(105.0)
Add: Tax adjustment from GAAP to Non-GAAP	(4.3)	(0.1)	(9.1)	(12.9)
Non-GAAP net income	31.0	29.8	$98.3	89.6
Non-GAAP basic EPS	$0.56	$0.54	$1.83	$1.79
Non-GAAP diluted EPS	$0.53	$0.51	$1.69	$1.57
Non-GAAP basic weighted average shares	55.4	55.5	53.8	49.9
Non-GAAP diluted weighted average shares	59.2	59.4	60.8	63.4

In millions	Q3 23	Q4 23	2023	2022
GAAP operating expenses	$54.6	$54.5	$215.1	$202.9
Share-based compensation	(5.9)	(5.9)	(23.6)	(18.4)
Amortization	(2.1)	(2.1)	(8.5)	(10.0)
Other	(0.9)	0.4	(2.4)	(3.2)
Non-GAAP operating expenses	$45.7	$46.9	$180.6	$171.2

Amounts may not calculate precisely due to rounding.

24 Q4 & FY 2023 Financial Results Conference Call
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Q4 & FY 2023 Financial Results Conference Call Copyright © 2024 Veeco Instruments Inc. All Rights Reserved. 25 $ millions Non-GAAP Adjustments GAAP Share-Based Compensation Amortization Other Non-GAAP Net Sales $173.9 $173.9 Gross Profit 78.7 0.3 — — 79.0 Gross Margin 45.2% 45.4% Operating Expenses $54.5 (5.9) (2.1) 0.4 $46.9 Operating Income $24.2 6.2 2.1 (0.4) $32.1 Net Income $21.6 6.2 2.1 (0.1) $29.8 Q4 2023 Actual: GAAP to Non-GAAP Reconciliation Amounts may not calculate precisely due to rounding. Income per Diluted Common Share GAAP Non-GAAP Net Income $21.6 $29.8 Add: Interest on Convertible Senior Notes 0.5 0.5 Net income available to common shareholders 22.1 30.3 Basic weighted average common shares 55.5 55.5 Add: Dilutive effect of share-based awards 1.4 1.4 Add: Dilutive effect of 2025 Convertible Senior Notes 1.1 1.1 Add: Dilutive effect of 2027 Convertible Senior Notes 1.8 1.4 Diluted weighted average common shares 59.8 59.4 Basic income per common share $0.39 $0.54 Diluted income per common share $0.37 $0.51 Other Non-GAAP Adjustments Changes in contingent consideration ($0.5) Other 0.2 Subtotal (0.3) Non-cash Interest Expense 0.3 Non-GAAP tax adjustment (0.1) Total Other ($0.1)

Q4 & FY 2023 Financial Results Conference Call Copyright © 2024 Veeco Instruments Inc. All Rights Reserved. 26 FY 2023 Actual: GAAP to Non-GAAP Reconciliation Amounts may not calculate precisely due to rounding. Income per Diluted Common Share GAAP Non-GAAP Net Income (loss) ($30.4) $98.3 Add: Interest on Convertible Senior Notes - 4.8 Net income available to common shareholders (30.4) 103.1 Basic weighted average common shares 53.8 53.8 Add: Dilutive effect of share-based awards - 0.9 Add: Dilutive effect of 2023 Convertible Senior Notes - - Add: Dilutive effect of 2025 Convertible Senior Notes - 2.8 Add: Dilutive effect of 2027 Convertible Senior Notes - 3.4 Diluted weighted average common shares 53.8 60.8 Basic income per common share ($0.56) $1.83 Diluted income per common share ($0.56) $1.69 Other Non-GAAP Adjustments Acquisition related $1.1 Changes in contingent consideration 0.7 Transition expenses related to San Jose expansion project 0.8 Subtotal 2.6 Non-cash Interest Expense 1.1 Other (income) expense, net 97.1 Non-GAAP tax adjustment (9.1) Total Other $91.7 Non-GAAP Adjustments GAAP Share-Based Compensation Amortization Other Non-GAAP Net Sales $666.4 $666.4 Gross Profit 285.1 4.9 — 0.2 290.2 Gross Margin 42.8% 43.5% Operating Expenses $215.1 (23.6) (8.5) (2.4) $180.6 Operating Income $69.9 28.6 8.5 2.6 $109.6 Net Income (loss) ($30.4) 28.6 8.5 91.7 $98.3

2024 Guidance

($ millions, except per share amounts)

Q1 Reconciliation of GAAP to non-GAAP Financial Data

		Non-GAAP Adjustments			
	GAAP	Share-Based Compensation	Amortization	Other	Non-GAAP
Net Sales	$160–$180				$160–$180
Gross Profit	68–78	1	—	—	69–79
Gross Margin	42%–43%				43%–44%
Operating Expenses	$53–$56	(6)	(2)	—	$46–$48
Operating Income	$15–$22	7	2	—	$24–$31
Net Income	$13–$20	7	2	(1)	$21–$27
Income per Diluted Share	$0.22–$0.33				$0.36–$0.46

Q1 Reconciliation of GAAP Net Income to non-GAAP Operating Income

GAAP Net Income	$13–$20
Share-Based Compensation	7
Amortization	2
Income tax expense	2
Non-GAAP Operating Income	$24–$31

FY 2024 Reconciliation of GAAP to non-GAAP Financial Data

GAAP earnings per diluted share for 2024 is expected between $1.10 and $1.40. Guidance regarding 2024 Non-GAAP earnings per diluted share excludes charges related to estimated share-based compensation expenses of $0.47 per share and amortization expense of $0.12 per share, while including additional estimated income tax expense of $0.09.

Q1 Income per Diluted Common Share

	GAAP	Non-GAAP
Net Income	$13–$20	$21–$27
Add: Interest on Convertible Senior Notes	0-0	0-0
Net income available to common shareholders	13-20	21-27
Basic weighted average common shares	56	56
Add: Dilutive effect of share-based awards	1-1	1-1
Add: Dilutive effect of 2025 Convertible Senior Notes	0-1	1-1
Add: Dilutive effect of 2027 Convertible Senior Notes	2-2	1-1
Add: Dilutive effect of 2029 Convertible Senior Notes	1-1	1-1
Diluted weighted average common shares	60-61	60-60
Income per diluted common share	$0.22-$0.33	$0.36-$0.46

27 Q4 & FY 2023 Financial Results Conference Call
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Amounts may not calculate precisely due to rounding.